Exhibit 10.1

EXECUTION COPY

AMENDMENT AGREEMENT NO. 3

TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

AMENDMENT AGREEMENT NO. 3, dated as of August 11, 2010 (this “Agreement”) to the Amended and Restated Revolving Credit Agreement, dated as of May 29, 2009, as amended as of November 9, 2009 and as of April 9, 2010 (as so amended, the “Credit Agreement”), among The PMI Group, Inc., a Delaware corporation (the “Borrower”), the lenders referred to therein (the “Lenders”) and Bank of America, N.A., as Administrative Agent (in such capacity, together with any successor in such capacity, the “Administrative Agent”).

INTRODUCTORY STATEMENTS

All capitalized terms not otherwise defined in this Agreement are used herein as defined in the Credit Agreement.

The Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as hereinafter set forth.

Subject to the terms and conditions hereof, the Lenders signatory to this Agreement are willing to agree to such amendments, but only upon the terms and conditions set forth herein.

In consideration of the mutual agreements contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Modifications of the Credit Agreement.

(A) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions to such section in the appropriate alphabetical order:

““Third Amendment to Restated Agreement” means Amendment Agreement No. 3, dated as of August 11, 2010, to this Agreement.”

““Third Amendment to Restated Agreement Effective Date” has the meaning specified in Section 3 of the Third Amendment to Restated Agreement.”

(B) The last sentence of the definition of “Swap Contract” that appears in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“For purposes of this Agreement, (i) Convertible Debt shall not be considered Swap Contracts and (ii) rights distributed to holders of the Borrower’s Capital Stock pursuant to a “tax benefits preservation plan” shall not be considered Swap Contracts.”

(C) Section 7.08 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (e) of such Section 7.08 and inserting “,” in lieu thereof, (ii) deleting the “.” appearing at the end of clause (f) of such Section 7.08 and inserting the word “and” in lieu thereof and (iii) adding the following new clause at the end of such Section 7.08:

“(g) the Borrower may distribute to holders of its Capital Stock rights to acquire shares of Capital Stock pursuant to a “tax benefits preservation” plan.”

SECTION 2. Representations and Warranties. The Borrower represents and warrants, as of the date hereof and as of the Third Amendment to Restated Agreement Effective Date, to the Administrative Agent, the L/C Issuer and the Lenders that:

(A) the execution, delivery and performance by the Borrower of this Agreement and the Credit Agreement as modified by this Agreement (i) have been duly authorized by all requisite corporate action on the part of the Borrower; and (ii) will not violate (x) any provision of any statute, rule or regulation, or any Organizational Document of the Borrower, (y) any applicable order of any court or any rule, regulation or order of any other agency of government, or (z) any indenture, agreement or other instrument to which Borrower is a party or by which the Borrower or any of its property is bound, or be in conflict with, result in a breach of, constitute (with notice or lapse of time or both) a default under, or create any right to terminate, any such indenture, agreement, or other instrument;

(B) upon the occurrence of the Third Amendment to Restated Agreement Effective Date, this Agreement will constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

(C) no Default or Event of Default has occurred and is continuing under the Credit Agreement prior to giving effect to this Agreement;

(D) after giving effect to this Agreement, all representations and warranties set forth in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof with the same effect as if such representations and warranties had been made on and as of the date hereof, unless such representation is as of a specific date, in which case, as of such date; and

(E) the Borrower has obtained all consents and waivers from any Persons necessary for the execution, delivery and performance of this Agreement and any other document or transaction contemplated hereby.

SECTION 3. Effective Date. This Agreement shall not become effective until the date on which all of the following conditions precedent shall have been satisfied, or waived in writing (such date being referred to herein as the “Third Amendment to Restated Agreement Effective Date”):

(A) The Administrative Agent shall have received fully executed counterparts of this Agreement executed by (i) the Borrower, (ii) the Administrative Agent and (iii) the Required Lenders.

(B) All reasonable and documented fees and other charges presently due and payable to the Administrative Agent or any Lender pursuant to any Loan Document shall have been paid by the Borrower.

(C) All reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and each Lender in connection with the Credit Agreement, this Agreement, any other Loan Document or the transactions contemplated by any of the foregoing (including, without limitation, the reasonable fees and disbursements of Kaye Scholer LLP and any other counsel to the Administrative Agent or any Lender) shall have been paid by the Borrower to the extent that the Borrower has received documentation of such expenses by 9:00 a.m. (California time) at least one Business Day prior to the Third Amendment to Restated Agreement Effective Date.

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(D) All representations and warranties contained in Section 2 of this Agreement shall be true.

SECTION 4. CONFIRMATION AND ACKNOWLEDGEMENT OF THE OBLIGATIONS; RELEASE. THE BORROWER HEREBY (A) CONFIRMS AND ACKNOWLEDGES TO THE ADMINISTRATIVE AGENT, THE L/C ISSUER AND THE LENDERS THAT IT IS VALIDLY AND JUSTLY INDEBTED TO THE ADMINISTRATIVE AGENT, THE L/C ISSUER AND THE LENDERS FOR THE PAYMENT OF ALL OBLIGATIONS (AS DEFINED IN THE CREDIT AGREEMENT) WITHOUT OFFSET, DEFENSE, CAUSE OF ACTION OR COUNTERCLAIM OF ANY KIND OR NATURE WHATSOEVER AND (B) REAFFIRMS AND ADMITS THE VALIDITY AND ENFORCEABILITY OF THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS (IN EACH CASE AS MODIFIED HEREBY). THE BORROWER, ON ITS OWN BEHALF AND ON BEHALF OF ITS SUCCESSORS AND ASSIGNS, HEREBY WAIVES, RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT, THE L/C ISSUER AND THE LENDERS AND ALL OF THE AFFILIATES OF THE ADMINISTRATIVE AGENT, THE L/C ISSUER AND THE LENDERS, AND ALL OF THE DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS, SUCCESSORS AND ASSIGNS OF THE ADMINISTRATIVE AGENT, THE L/C ISSUER AND THE LENDERS AND SUCH AFFILIATES, FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION (KNOWN AND UNKNOWN) ARISING OUT OF OR IN ANY WAY RELATING TO ANY OF THE LOAN DOCUMENTS AND ANY DOCUMENTS, AGREEMENTS, DEALINGS OR OTHER MATTERS CONNECTED WITH ANY OF THE LOAN DOCUMENTS, IN EACH CASE TO THE EXTENT ARISING (X) ON OR PRIOR TO THE THIRD AMENDMENT TO RESTATED AGREEMENT EFFECTIVE DATE OR (Y) OUT OF, OR RELATING TO, ACTIONS, DEALINGS OR MATTERS OCCURRING ON OR PRIOR TO THE THIRD AMENDMENT TO RESTATED AGREEMENT EFFECTIVE DATE.

SECTION 5. Costs and Expenses. The Borrower acknowledges and agrees that its payment obligations set forth in Section 10.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent and each Lender in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, (i) the reasonable fees and disbursements of Kaye Scholer LLP, counsel to the Administrative Agent and (ii) the reasonable fees and disbursements of any other counsel to the Administrative Agent or any Lender.

SECTION 6. Limited Modification; Ratification of Credit Agreement.

(A) Except to the extent hereby expressly modified, the Credit Agreement remains in full force and effect and is hereby ratified and confirmed.

(B) This Agreement shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent, the L/C Issuer or the Lenders or (ii) to prejudice any right or rights which the Administrative Agent, the L/C Issuer or the Lenders may now have or have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to in a Loan Document. The Administrative Agent, L/C Issuer and the Lenders hereby expressly reserve all of the Administrative Agent’s, the L/C Issuer’s or the Lenders’ (as applicable) respective rights and remedies under the Credit Agreement and each of the other

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Loan Documents, as well as under applicable law. No failure to exercise, delay in exercising or any singular or partial exercise, by the Administrative Agent, the L/C Issuer or any of the Lenders of any right, power or remedy hereunder or any of the other Loan Documents shall operate as a waiver thereof or in the case of a singular or partial exercise of a right, power or remedy, preclude any other or further exercise thereof of any other right, power or remedy, nor shall any of the Loan Documents be construed as a standstill or a forbearance by any of the Administrative Agent, the L/C Issuer or the Lenders of their rights and remedies thereunder. All remedies of the Administrative Agent, the L/C Issuer or the Lenders are cumulative and are not exclusive of any other remedies under any other Loan Document or provided by applicable law. Except to the extent hereby modified, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof and the Credit Agreement as heretofore amended or modified and as modified by this Agreement are hereby ratified and confirmed. As used in the Credit Agreement, the terms “Credit Agreement,” “this Agreement,” “herein,” “hereafter,” “hereto,” “hereof,” and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as modified by this Agreement. Reference to the terms “Agreement” or “Credit Agreement” appearing in the Exhibits or Schedules to the Credit Agreement or in the other Loan Documents shall, unless the context otherwise requires, mean the Credit Agreement, as modified by this Agreement. This Agreement shall be deemed to have been jointly drafted, and no provision of it shall be interpreted or construed for, or against, any party hereto because such party purportedly prepared or requested such provision, any other provision, or this Agreement as a whole.

SECTION 7. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of this Agreement. The Administrative Agent shall promptly notify the Borrower of the occurrence of the Third Amendment to Restated Agreement Effective Date.

SECTION 8. Loan Document. This Agreement is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

SECTION 9. Severability. Any provision of this Agreement which is invalid, illegal or unenforceable under the applicable law of any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof, and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

SECTION 11. Successors and Assigns. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

SECTION 12. Headings. The headings of this Agreement are for the purposes of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first above written.

BORROWER:

THE PMI GROUP, INC.

By:	/s/ Donald P. Lofe, Jr.
Name:	Donald P. Lofe, Jr.
Title:	Executive Vice President, Chief Financial Officer and Chief Administrative Officer

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Administrative Agent, Lender and L/C Issuer

By:	/s/ Tyler D. Levings
Name:	Tyler D. Levings
Title:	Senior Vice President

CITIBANK, N.A.

By:	/s/ P.Y. den Brinker
Name:	P.Y. den Brinker
Title:	Vice President

SUN TRUST BANK, N.A.

By:	/s/ Mark E. Kelley
Name:	Mark Kelley
Title:	Managing Director

WELLS FARGO BANK, NA, SUCCESSOR-BY- MERGER TO WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Michael Thomas
Name:	Michael Thomas
Title:	Vice President

GOLDMAN SACHS LENDING PARTNERS, LLC

By:	/s/ John Makrinos
Name:	John Makrinos
Title:	Authorized Signatory

JPMORGAN CHASE BANK, N.A.

By:	/s/ Michael E. Murray
Name:	Michael E. Murray
Title:	Executive Director

THE BANK OF NEW YORK MELLON

By:	/s/ Philip Falivene
Name:	Philip Falivene
Title:	Managing Director